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                                                                   EXHIBIT 10.17


                            REVOLVING LOAN AGREEMENT


         THIS REVOLVING LOAN AGREEMENT (this "Agreement"), is made this ____ day of __________, 200___, by and between Education Realty Operating Partnership, LP, a Delaware limited partnership (together with its successors and assigns, "Lender"), and JPI Multifamily Investments L.P., a Delaware limited partnership (together with its successors and assigns, "Borrower").

                               FACTUAL BACKGROUND

         In connection with the initial public offering of shares of Lender's parent, Education Realty Trust, Inc. a Maryland corporation ("ERT") consummated contemporaneously with the execution of this Agreement, Lender has agreed to advance to Borrower certain sums, not to exceed $5,996,250 in the aggregate and subject to other limitations as provided herein, secured by Borrower's limited partnership interest in Lender.

                                    AGREEMENT

         In consideration of the foregoing Recitals and the respective covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

         "Advance" has the meaning set forth in Section 2.2.

         "Applicable Interest Rate" means a rate per annum equal to the greater of (i) the applicable federal rate (as that term is defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended) for short-term obligations as published by the Internal Revenue Service for the month in which this Agreement is executed and delivered or (ii) the annualized dividend rate payable by Education Realty Trust, Inc., a Maryland corporation, as determined by reference to the initial payment of dividends by such company. Such rate, once determined, shall apply to each Advance made pursuant to this Agreement.




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         "Code" means the Uniform Commercial Code, as amended and as now in effect in the State of Texas.

         "Collateral" means each of the following:

                  (a)      the Units, and

                  (b) the proceeds (other than those delivered to Borrower) and products, whether tangible or intangible, of any of the foregoing, including money, deposit accounts or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of the Units, or any portion thereof or interest therein, and the proceeds thereof.

         "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts or other organizations irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "Obligations" means the Revolving Note, the Collateral Assignment of Partnership Interest and Security Agreement and this Revolving Loan Agreement and all interest, principal, charges, expenses, fees or other sums chargeable to Borrower under any of such agreements.

         "Pledge Agreement" means that certain Collateral Assignment of Partnership Interest and Security Agreement of even date made by Borrower in favor of Lender substantially in the form of Exhibit "A" pursuant to which Borrower has pledged its Units as such may be amended or modified from time to time.

         "Related Documents" means the Revolving Note, the Pledge Agreement, the Supplemental Documents, and the UCC financing statements and all other documents necessary to perfect the security interests in the Collateral granted to Lender, as such documents may be amended or modified from time to time.

         "Supplemental Documents" means all other agreements, instruments and documents and other written matter necessary or reasonably requested (now or hereafter) by Lender to perfect and keep perfected Lender's security interest in the Collateral.

         "Units" means all limited partnership units in Lender held by Borrower.



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                                   ARTICLE II

                                 REVOLVING LOAN

         2.1 COMMITMENT. Upon the terms and subject to the conditions set forth in this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, Lender hereby agrees to lend to Borrower and Borrower may borrow and re-borrow from time to time during the period (the "Revolving Commitment Period") commencing on the Closing Date and ending on the later of 30 days following the registration of the shares receivable upon conversion of the Units or fourteen months after the date of this document (the "Revolving Loan Maturity Date"), such amounts (the amounts borrowed under the Revolving Loan being referred to, singly or collectively, as an "Advance" or as "Advances") as Borrower may request up to the aggregate amount of $5,996,250 (the "Revolving Loan"). Notwithstanding the foregoing, Lender shall only be required to make an Advance if and to the extent that, after giving effect to such Advance, the aggregate principal amount of all Advances outstanding after giving effect to such Advance does not exceed the lesser of (i) $5,996,250 or (ii) Seventy Five Percent (75%) of the value of Units on the date of such Advance with the value of such Units being equal to the value of Shares of ERT into which such Units would be converted if the Units were then convertible into Shares of ERT (the "Revolving Commitment Limit.)

         2.2 ADVANCES. Each Advance shall be in an amount not less than $10,000. Advances will be made only on Business Days. Borrower may request an Advance under this Section 2.2 by written notice received by Lender at least five Business Days before the date of the proposed Advance. Each Notice to Lender shall further specify the date and the aggregate principal amount of the proposed Advance and the bank and the account number to which the funds should be transferred and shall be executed by Borrower.

         2.3 REVOLVING COMMITMENT PERIOD. Lender agrees to make Advances to Borrower, on the terms and subject to the limitations set forth herein, during the Revolving Commitment Period. Lender's commitment to make the Revolving Loan shall terminate on the Revolving Loan Maturity Date or the earlier occurrence of any Event of Default.

         2.4 REVOLVING NOTE. The Advances and Borrower's obligation to pay interest thereon shall be evidenced by a promissory note (the "Revolving Note") in the form of Exhibit "A" hereto. Upon making each Advance, and upon receipt of each payment of principal of an Advance, Lender shall, and is hereby authorized to, make a notation on a schedule attached to the Revolving Note of the amount and date of the Advance or payment, and the aggregate unpaid principal balance shown on the schedule shall be presumed to be correct in the absence of manifest error. Lender's failure to make the correct notation with respect to an Advance or with respect to any payment of principal shall not limit or otherwise affect Borrower's obligations hereunder and under the Revolving Note to repay the Advance actually outstanding.

         2.5 ALL ADVANCES TO CONSTITUTE ONE LOAN. All Advances shall constitute one loan and all Obligations shall constitute one general obligation secured by Lender's security interest in all of the Collateral. All of the rights of Lender in this Agreement or the Revolving Note shall apply to any modification of or supplement to this Agreement.


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                                   ARTICLE III

                                   COLLATERAL

         3.1 SECURITY INTEREST. To secure payment and performance of the Obligations, Borrower hereby grants to Lender a continuing first priority security interest in all Collateral pursuant to the Collateral Assignment of Partnership Interest and Security Agreement of even date. From time to time, and subject to Lender's prior approval, Borrower may substitute as collateral for the Units property of equal or greater value acceptable to Lender. In addition, Borrower may, at Borrower's election at any time and from time to time agree to guarantee payment of up to twenty five percent (25%) of the aggregate amount of Advances then outstanding under this Agreement. Until all of the Obligations have been fully satisfied, the security interest in and against the Collateral shall continue in full force and effect. Lender's security interest in the Collateral shall attach to the Collateral without further action by Lender or Borrower.

         3.2 SUPPLEMENTAL DOCUMENTS; POWER OF ATTORNEY. At Lender's request, Borrower shall execute or deliver to Lender, at any time or times hereafter, such Supplemental Documents, or any substitute note, as Lender may reasonably request, in form and substance reasonably acceptable to Lender and Borrower. Borrower hereby irrevocably makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney (and agent-in-fact) with power to, after the occurrence of a default,
(a) sign the name of Borrower on any of the Supplemental Documents to which it is a party and to deliver those Supplemental Documents to such Persons as Lender, in its sole discretion, may elect, (b) at any time that an Event of Default has occurred and is continuing, endorse Borrower's name on any checks, notes or other forms of payment or security, (c) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Collateral directly with claimants, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary and
(d) do all things necessary or appropriate to carry out the terms of this Agreement, all without notice to Borrower. Borrower ratifies and approves all acts of any such attorney and agrees that neither Lender nor any such attorney will be liable to Borrower for any acts, omissions, error of judgment or mistake of fact or law, unless any of the foregoing are occasioned by the gross negligence or willful misconduct of Lender or of any such attorney. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.



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                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

         4.1 EVENTS OF DEFAULT. The occurrence of any one of the following shall constitute an "Event of Default" hereunder:

                  (a) the failure of Borrower to pay any part of the principal of, or interest on the Revolving Note when due within ten (10) days from the date delivery is made to Borrower of written notice of non-payment, whether at quarterly payment, stated maturity, by acceleration, or otherwise;

                  (b) the continuance of a breach or default by Borrower in the performance or observance of any other covenant, agreement or condition contained in this Agreement or any Related Document fifteen (15) days the date of delivery is made to the Borrower of written notice of such default or breach;

                  (c) Borrower (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of all or part of the Collateral, (ii) is generally unable to pay its debts as they become due, (iii) makes a general assignment for the benefit of its creditors, (iv) commences a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (v) files a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fails to controvert in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vii) admits in writing its inability to pay its debts generally as they become due, (viii) takes any action under the laws of its jurisdiction of organization analogous to any of the foregoing or (ix) takes any requisite action for the purpose of effecting any of the foregoing;

                  (d) a proceeding or case is commenced, without the application or consent of Borrower in any court of competent jurisdiction, seeking (i) the reorganization or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any part of the Collateral or (iii) similar relief in respect of it, under any law providing for the relief of debtors, and the proceeding or case continues undismissed, or unstayed and in effect, for a period of 90 days against Borrower; or

                  (e) the Collateral or any portion thereof, is attached, seized, subject to a writ of distress warrant, or levied upon, or comes into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors without being vacated, stayed, dismissed or set aside within 90 days after the occurrence thereof.

         4.2 REMEDIES UPON AN EVENT OF DEFAULT.

                  (a) Upon the occurrence of any Event of Default, the Obligations shall automatically become immediately due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and Lender shall have, in addition to all other rights



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provided herein including all rights and remedies of a secured party under the
Code, the right to do any one or more of the following, all of which are authorized by Borrower:

                           (i) Exercise or pursue any right or remedy provided
for in this Agreement or any Related Document;

                           (ii) Cease advancing money or extending credit to or
for Borrower's benefit under this Agreement, under the Revolving Note, or under any other agreement between Borrower and Lender;

                           (iii) Terminate this Agreement as to any future
liability or obligation of Lender, but without affecting Lender's rights and security interests in the Collateral and without affecting the Obligations;

                           (iv) Without notice to or demand upon Borrower, make
such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral;

                           (v) Sell the Collateral at either a public or private
sale, or both, by way of one or more contracts or transactions, for cash or on terms, in a manner and at locations (including Borrower's premises) Lender determines are commercially reasonable. It is not necessary that the Borrower or the Collateral be present at any sale;

                           (vi) Lender shall give notice of the disposition of
the Collateral as follows:

                                    (1) Lender shall give Borrower and each
holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or any disposition other than a public sale, then the time on or after which the private sale or other disposition is to be made;

                                    (2) The notice shall be personally delivered
or mailed, postage prepaid, to Borrower, at least 10 days before the date fixed for the sale, or at least 10 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender; and

                                    (3) If the sale is to be a public sale,
Lender also shall give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

                           (xi) Lender may credit bid and purchase at any public
sale; and

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                           (xii) Any excess will be returned, without interest
and subject to the rights of third Persons, by Lender to Borrower.

                  (b) Lender's rights and remedies under this Agreement, the Revolving Note and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver unless so specified in writing by Lender in its sole and absolute discretion. No delay by Lender shall constitute a waiver, election or acquiescence by it.

                                    ARTICLE V

                                      TERM

         This Agreement shall continue in full force and effect until all of the Borrower's Obligations have been fully satisfied.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Revolving Note shall in any event be effective unless it shall be in writing and signed by Lender (or, in the case of amendments, signed by both Lender and Borrower) and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.2 NOTICES. Except as otherwise provided for herein, all notices and other communications provided for hereunder shall be in writing and mailed or delivered, if to Borrower, at:

         if to Borrower    JPI Multifamily Investments L.P.
                           600 East Las Colinas Blvd., Suite 1800
                           Irving, Texas  75039
                           Attn:
                                ---------------------------------

                                ---------------------------------
                           Fax No.: (972) 556-6934

         with a copy to:   Munsch Hardt Kopf & Harr, P.C.
                           4000 Fountain Place
                           1445 Ross Avenue
                           Dallas, Texas  75202-2790
                           Attn:  Gregg Cleveland
                           Fax No: (214) 978-4364


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         and if to Lender, at   Education Realty Operating Partnership, LP
                                530 Oak Court Drive, Suite 300
                                Memphis, Tennessee 38117
                                Attn: Paul O. Bower
                                Fax No.: (901) 259-2594

         with a copy to:        Morris, Manning & Martin, L.L.P.
                                1600 Atlanta Financial Center
                                3343 Peachtree Road, N.E.
                                Atlanta, Georgia 30326
                                Fax No.: (404) 365-9532

or, as to each party, at such other address as designated by that party in a written notice to the other party. All notices and communications shall be deemed to have been validly served, given or delivered (i) three Business Days following deposit in the United States mail via certified or registered mail, return receipt requested, with proper postage prepaid; (ii) upon delivery if delivered by hand to the party to be notified; or (iii) the following day if sent by a nationally recognized overnight courier service.

         6.3 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in the Related Documents.

         6.4 COSTS. In addition to the unpaid principal and accrued interest due and payable hereunder and under the Revolving Note, Borrower shall pay Lender, all reasonable costs and expenses, if any, including reasonable attorneys fees in connection with the enforcement of the terms of this Agreement and the Revolving Note.

         6.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         6.6 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, that provision shall be ineffective to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Agreement.

         6.8 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of Texas.

         6.9 VENUE. Borrower and Lender agree that any claim or suit between or among the parties involving this Agreement or the Related Documents or any



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transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in the County of Dallas, Texas.

         6.10 SECTION TITLES. The section titles contained in this Agreement are for convenience only and shall be without substantive meaning or content of any kind whatsoever.

         6.11 MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

         6.12 CAPTIONS; GENDER. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof. The use of the neuter form of a pronoun shall be deemed, where appropriate, to include the masculine and feminine forms of such pronoun.

         6.13 ENTIRE AGREEMENT. The parties agree that this Agreement, together with the exhibits and schedules attached hereto and all of the Related Documents delivered as of the date hereof to Lender coincident with this Agreement, represent the entire agreement and understanding of the parties with reference to the transactions contemplated herein.


           (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)



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         IN WITNESS WHEREOF, this Loan Agreement has been duly executed as of the day and year first written above.

                                    LENDER:

                                    EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

                                    By: EDUCATION REALTY OP GP, INC.
                                        its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BORROWER:

                                    JPI MULTIFAMILY INVESTMENTS L.P., a Delaware limited partnership

                                    By: New GP, LLC
                                        its General Partner

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

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